Exhibit 10.1

EXECUTION VERSION

AMENDMENT NO. 5

Dated as of September 27, 2016

to

CREDIT AGREEMENT

Dated as of March 11, 2011

THIS AMENDMENT NO. 5 (this “Amendment”) is made as of September 27, 2016 by and among HCP, Inc., a Maryland corporation (the “Borrower”), the financial institutions listed on the signature pages hereof and Bank of America, N.A., as Administrative Agent (in such capacity, the “Administrative Agent’), under that certain Credit Agreement dated as of March 11, 2011 by and among the Borrower, the Lenders, and the Administrative Agent and the other parties thereto (as amended, restated, supplemented or otherwise modified prior to the date hereof, the “Credit Agreement”).  Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the board of directors of the Borrower has announced its plan to spin off the Borrower’s HCR ManorCare, Inc. portfolio and certain other properties, through a pro rata distribution of substantially all of the outstanding shares of common stock of Quality Care Properties, Inc., a newly formed corporation, to the Borrower’s stockholders (the “QCP Distribution”);

WHEREAS, in connection with the QCP Distribution, the Borrower has requested that the Lenders agree to an amendment to the Credit Agreement; and

WHEREAS, the Borrower and the Lenders have so agreed on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower and the Lenders hereby agree to enter into this Amendment.

1.                                    Amendment to the Credit Agreement.  Effective as of the Amendment No. 5 Effective Date (as defined below), the parties hereto agree that the Credit Agreement is hereby amended as follows:

(a)                               Section 1.01 of the Credit Agreement is amended to add the following definitions thereto in the appropriate alphabetical order:

“Bail-In Action” means the exercise of any Write-Down and Conversion Powers by the applicable EEA Resolution Authority in respect of any liability of an EEA Financial Institution.

“Bail-In Legislation” means, with respect to any EEA Member Country implementing Article 55 of Directive 2014/59/EU of the European Parliament and of the Council of the European Union, the implementing law for such EEA Member Country from time to time which is described in the EU Bail-In Legislation Schedule.

“EEA Financial Institution” means (a) any credit institution or investment firm established in any EEA Member Country which is subject to the supervision of an EEA Resolution Authority, (b) any entity established in an EEA Member Country which is a parent of an institution described in clause (a) of this definition, or (c) any financial institution established in an EEA Member Country which is a Subsidiary of an institution described in clauses (a) or (b) of this definition and is subject to consolidated supervision with its parent.

“EEA Member Country” means any of the member states of the European Union, Iceland, Liechtenstein, and Norway.

“EEA Resolution Authority” means any public administrative authority or any Person entrusted with public administrative authority of any EEA Member Country (including any delegee) having responsibility for the resolution of any EEA Financial Institution.

“EU Bail-In Legislation Schedule” means the EU Bail-In Legislation Schedule published by the Loan Market Association (or any successor person), as in effect from time to time.

“QCP Distribution” means, a pro rata distribution of substantially all of the outstanding shares of common stock of Quality Care Properties, Inc., a Maryland corporation, to the Borrower’s stockholders.

“Write-Down and Conversion Powers” means, with respect to any EEA Resolution Authority, the write-down and conversion powers of such EEA Resolution Authority from time to time under the Bail-In Legislation for the applicable EEA Member Country, which write-down and conversion powers are described in the EU Bail-In Legislation Schedule.

(b)                              The definition of “Defaulting Lender” set forth in Section 1.01 of the Credit Agreement is amended to (x) delete the word “or” appearing immediately before clause (iii) thereof and (y) insert the following phrase immediately before the semicolon set forth therein: “or (iv) become the subject of a Bail-In Action”.

(c)                               Section 2.18(b) of the Credit Agreement is amended to restate the final proviso in its entire as follow:

and provided, further, that subject to Section 10.20 and except to the extent otherwise expressly agreed by the affected parties, no change hereunder from Defaulting Lender to Lender will constitute a waiver or release of any claim of any party hereunder arising from such Lender’s having been a Defaulting Lender.

(d)                              Article V of the Credit Agreement is amended to add the following new Section thereto in the appropriate numerical order:

5.20                    EEA Financial Institution.

The Borrower is not an EEA Financial Institution.

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(e)                               Section 7.10(e) of the Credit Agreement is amended and restated in its entirety as follows:

(e)                               Consolidated Tangible Net Worth. Permit the Consolidated Tangible Net Worth to be less than, (i) as of the end of any fiscal quarter ending prior to the consummation of the QCP Distribution, $9,500,000,000 and (ii) as of the end of any fiscal quarter ending after the consummation of the QCP Distribution, $6,500,000,000.

(f)                                Article X of the Credit Agreement is amended to add the following new Section thereto in the appropriate numerical order:

10.20            Acknowledgement and Consent to Bail-In of EEA Financial Institutions.

Solely to the extent any Lender or L/C Issuer that is an EEA Financial Institution is a party to this Agreement and notwithstanding anything to the contrary in any Loan Document or in any other agreement, arrangement or understanding among any such parties, each party hereto acknowledges that any liability of any Lender or L/C Issuer  that is an EEA Financial Institution arising under any Loan Document, to the extent such liability is unsecured, may be subject to the write-down and conversion powers of an EEA Resolution Authority and agrees and consents to, and acknowledges and agrees to be bound by:

(a)                               the application of any Write-Down and Conversion Powers by an EEA Resolution Authority to any such liabilities arising hereunder which may be payable to it by any Lender or L/C Issuer that is an EEA Financial Institution; and

(b)                              the effects of any Bail-In Action on any such liability, including, if applicable:

(i)                                  a reduction in full or in part or cancellation of any such liability;

(ii)                              a conversion of all, or a portion of, such liability into shares or other instruments of ownership in such EEA Financial Institution, its parent undertaking, or a bridge institution that may be issued to it or otherwise conferred on it, and that such shares or other instruments of ownership will be accepted by it in lieu of any rights with respect to any such liability under this Agreement or any other Loan Document; or

(iii)                          the variation of the terms of such liability in connection with the exercise of the Write-Down and Conversion Powers of any EEA Resolution Authority.

2.                                    Conditions of Effectiveness.  The effectiveness of this Amendment (the “Amendment No. 5 Effective Date”) is subject to the conditions precedent that:

(a)                               the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower and the Required Lenders, and acknowledged by the Administrative Agent; and

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(b)                              the Administrative Agent shall have received payment of all fees and expenses (including fees and expenses of counsel for the Administrative Agent) due and payable in connection with this Amendment.

3.                                    Representations and Warranties of the Borrower.  The Borrower hereby represents and warrants as follows:

(a)                               This Amendment and the Credit Agreement as modified hereby constitute legal, valid and binding obligations of the Borrower and are enforceable against the Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)                              As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default has occurred and is continuing, and (ii) the representations and warranties of the Borrower set forth in Article V of the Credit Agreement as amended hereby or in any other Loan Document are true and correct in all material respects (or, in the case of any representation or warranty qualified by materiality or Material Adverse Effect, in all respects) on and as of the date hereof, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement are deemed to refer to the most recent statements furnished pursuant to clauses (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

4.                                    Reference to and Effect on the Credit Agreement.

(a)                               Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b)                              Each Loan Document and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.  Upon the effectiveness hereof, this Amendment shall for all purposes constitute a Loan Document.

(c)                               Except with respect to the subject matter hereof, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement, the other Loan Documents or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5.                                    Governing Law.  This Amendment shall be construed in accordance with and governed by the law of the State of New York.

6.                                    Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

7.                                    Counterparts.  This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

HCP, INC.,
as the Borrower

By:	/s/ Troy E. McHenry
Name:	Troy E. McHenry
Title:	Executive Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Bank of America N.A.,

Individually as a Lender

By: /s/Joseph L. Corah

Name: Joseph L. Corah

Title: Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

JP Morgan Chase Bank, N.A.

By: /s/Nedeige Dang

Name: Nedeige Dang

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Citibank, N.A.

By: /s/ John C. Rowland

Name: John C. Rowland

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

UBS AG, Stamford Branch

By: /s/Craig Pearson

Name: Craig Pearson

Title: Associate Director, Banking Product Services, US

By: /s/Kenneth Chin

Name: Kenneth Chin

Title: Director, Banking Product Services, US

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Wells Fargo Bank, National Association

By: /s/Andrea S Chen

Name: Andrea S Chen

Title: Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Barclays Bank PLC

By: /s/Christopher M. Aitkin

Name: Christopher M. Aitkin

Title: Assistance Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Credit Agricole Corporate and Investment Bank

By: /s/Karen Ramos

Name: Karen Ramos

Title: Managing Director

By: /s/Gordon Yip

Name: Gordon Yip

Title: Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Credit Suisse AG, Cayman Islands Branch

By: /s/Mikhail Faybusovich

Name: Mikhail Faybusovich

Title: Authorized Signatory

By: /s/Karim Rahimtoola

Name: Karim Rahimtoola

Title: Authorized Signatory

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Morgan Stanley Bank, N.A.

By: /s/Dmitriy Barskiy

Name: Dmitriy Barskiy

Title: Authorized Signatory

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Royal Bank of Canada, as a Lender

By: /s/Dan LePage

Name: Dan LePage

Title: Authorized Signatory

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Mizuho Bank LTD., as a Lender

By: /s/John Davies

Name: John Davies

Title: Authorized Signatory

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Goldman Sachs Bank USA

By: /s/Mehmet Barlas

Name: Mehmet Barlas

Title: Authorized Signatory

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of New York Mellon

By: /s/Helga Blum

Name: Helga Blum

Title: Managing Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Nova Scotia

By: /s/Michelle C. Phillips

Name: Michelle C. Phillips

Title: Execution Head & Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

The Bank of Tokyo-Mitsubishi UFJ, Ltd.

By: /s/Teuta Ghilaga

Name: Teuta Ghilaga

Title: Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

PNC Bank, National Association

By: /s/Nicolas Zitelli

Name: Nicolas Zitelli

Title: Senior Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Suntrust Bank

Individually as a Lender

By: /s/Jared Cohen

Name: Jared Cohen

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Regions Bank

By: /s/Steven W. Mitchelle

Name: Steven W. Mitchelle

Title: Senior Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Branch Banking and Trust Company

By: /s/Ahaz Armstrong

Name: Ahaz Armstrong

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender: KeyBank, NA

By: /s/Joe Schober

Name: Joe Schober

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

U.S. Bank National Association

By: /s/Patrick J. Brown

Name: Patrick J. Brown

Title: Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Name of Lender:

Whitney Bank, a Mississippi State Chartered Bank, dba Hancock Bank

By: /s/Dwight Seeley

Name: Dwight Seeley

Title: Senior Vice President

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.

Acknowledged and Agreed:

Bank of America, N.A.,

as Administrative Agent

By: /s/Joseph L Corah

Name: Joseph L Corah

Title: Director

Signature Page to Amendment No. 5 to

Credit Agreement dated as of March 11, 2011

HCP, Inc.